UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☒

Check the appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-12

BALLY TOTAL FITNESS HOLDING CORPORATION

(Name of Registrant as Specified in Its Charter)

LIBERATION INVESTMENTS, L.P.

LIBERATION INVESTMENTS LTD.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On November 21, 2005, Liberation Investments, LP (“LILP”) and Liberation Investments Ltd. (“LILTD”) submitted a notice (a copy of which is attached to this filing as Exhibit 1, the “Notice”) to Bally Total Fitness Holding Corporation (the “Company”) advising it that LILP and LILTD intend to present a stockholder proposal (the “Proposal”) at the annual meeting of the Company’s stockholders slated for January 26, 2005 (the “Annual Meeting”). If adopted, the Proposal would (i) amend the Amended and Restated Bylaws of the Company (the “Bylaws”) to afford stockholders the right to remove the Chief Executive Officer and President upon the affirmative vote of a majority of the Company’s issued and outstanding stock then entitled to vote, (ii) prevent the Board of Directors of the Company from acting unilaterally to amend the Bylaws to eliminate the stockholder authority described in clause (i) of this paragraph and (iii) remove current Chief Executive Officer and President Paul A. Toback from office.

The filing of the Notice with this Schedule 14A under Rule 14a-12 of the Securities Exchange Act, as amended, is made without prejudice to the right of LILP and LILTD to give further notice of business to be presented or conducted at the Annual Meeting (including, without limitation, the election of one or more directors to the Board of Directors of the Company) or any other meeting of the Company’s stockholders.

The solicitation in connection with the Proposal will be made by LILP and LILTD, who will accordingly be considered participants in the solicitation. By virtue of Instruction 3 of Item 4 of Schedule 14A, Liberation Investment Group, LLC (“LIGLLC”) and Emanuel R. Pearlman may be considered participants in the solicitation as well. The number of shares of the Company’s common stock beneficially owned by these persons as of November 21, 2005 is as follows: LILP (2,662,963), LILTD (1,436,487), LIGLLC (4,099,450), Mr. Pearlman (4,134,450).

ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS IN THE FORTHCOMING PROXY SOLICITATION WITH RESPECT TO THE PROPOSAL IS CONTAINED IN THE SCHEDULE 13D FILED ON BEHALF OF (I) LILP; (II) LILTD; (III) LIGLLC AND (IV) EMANUEL R. PEARLMAN, WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 8, 2004, AS AMENDED BY AMENDMENT NO. 1 FILED ON JULY 13, 2004, AMENDMENT NO. 2 FILED ON AUGUST 27, 2004, AMENDMENT NO. 3 FILED ON SEPTEMBER 1, 2004, AMENDMENT NO. 4 FILED ON SEPTEMBER 10, 2004, AMENDMENT NO. 5 FILED ON DECEMBER 13, 2004, AMENDMENT NO. 6 FILED ON APRIL 26, 2005, AMENDMENT NO. 7 FILED ON MAY 6, 2005, AMENDMENT NO. 8 FILED ON JULY 19, 2005, AMENDMENT NO. 9 FILED ON JULY 22, 2005, AMENDMENT NO. 10 FILED ON SEPTEMBER 19, 2005, AMENDMENT NO. 11 FILED ON OCTOBER 11, 2005, AMENDMENT NO. 12 FILED ON OCTOBER 31, 2005, AMENDMENT NO. 13 FILED ON NOVEMBER 14, 2005 AND AMENDMENT NO. 14 FILED ON NOVEMBER 21, 2005 (THE “SCHEDULE 13D”), RELATING TO SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF THE COMPANY. THE SCHEDULE 13D IS CURRENTLY AVAILABLE FREE OF

CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE STRONGLY URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY THE REPORTING PERSONS IN CONNECTION WITH THE PROPOSAL WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER AND WILL BE AVAILABLE AT NO CHARGE ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT HTTP://WWW.SEC.GOV.